SUMMARY PROSPECTUS

MAY 1, 2010

GROWTH & INCOME FUND

of the TIAA-CREF Life Funds

Ticker: TLGWX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.tiaa-cref.org/lfgi. You can also get this information at no cost by calling 800 223-1200 or by sending an e-mail request to disclosure@tiaa-cref.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2010, and the audited financial statements on pages 76-113 of the Fund’s shareholder report dated December 31, 2009, are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks a favorable long-term total return, through both capital appreciation and investment income, primarily from income-producing equity securities.

FEES AND EXPENSES

The following table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%

TIAA-CREF Life Funds ■ Growth & Income Fund  ■  Summary Prospectus     1

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)1

Management Fees	0.45%
Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.69%
Waivers and Expense Reimbursements[2]	0.17%
Net Annual Fund Operating Expenses	0.52%

 1 Expense information has been restated to reflect the Fund’s new advisory and administration agreements effective May 1, 2010.

2 Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.52% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2011 unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until April 30, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. The example does not reflect the fees and expenses of any variable annuity contract or variable life insurance policy and the costs in the example would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$53
3 Years	$204
5 Years	$367
10 Years	$842

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 141% of the average value of its portfolio.

2     Summary Prospectus  ■  TIAA-CREF Life Funds ■  Growth & Income Fund

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in income-producing equity securities. The Fund invests primarily in (1) income-producing equity securities or (2) large-cap securities. The Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), seeks to construct a portfolio whose weighted average market capitalization is similar to the Fund’s benchmark index. The Fund focuses on equity securities of larger, well-established, mature growth companies that Advisors believes to be attractively valued, show the potential to appreciate faster than the rest of the market and offer a growing stream of dividend income.

Mainly, Advisors looks for companies that are leaders in their respective industries, with sustainable competitive advantages. Advisors also looks for companies with management teams that are dedicated to creating shareholder value. The Fund also may invest up to 20% of its assets in foreign investments when Advisors believes these companies offer more attractive investment opportunities. By investing in a combination of equity securities that provide opportunity for capital appreciation and dividend income, the Fund seeks to produce total returns that are in line with or above that of its benchmark index, the Standard & Poor’s 500 Index (the “S&P 500® Index”).

PRINCIPAL INVESTMENT RISKS

You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

• Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

• Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

• Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

• Style Risk—The risk that use of a particular investing style (such as growth investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Fund’s portfolio securities.

• Active Management Risk—The risk that poor securities selection by the Fund’s investment adviser could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory,

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currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 8 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of shares of the Fund. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Fund. The performance table following the bar chart shows the Fund’s average annual total returns over the one-year, five-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. Effective May 1, 2010, fees charged to the Fund have increased. The Fund’s past performance has not been restated to reflect such fees, and performance would be lower if it had been restated. In addition, returns do not reflect fees and expenses of any variable annuity or variable life insurance contract and would be lower if they did.

Past performance of the Fund is not necessarily an indication of how it will perform in the future. For current performance information of the Fund, including performance to the most recent month-end, please visit www.tiaa-cref.org.

AVERAGE ANNUAL TOTAL RETURNS (%)

Best quarter: 16.30%, for the quarter ended September 30, 2009. Worst quarter: -19.95%, for the quarter ended December 31, 2008.

4     Summary Prospectus  ■  TIAA-CREF Life Funds ■  Growth & Income Fund

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

	One Year	Five Years	Since Inception
Growth & Income Fund (Inception: April 3, 2000)	27.76%	4.25%	0.02%
S&P 500® Index
(reflects no deductions for fees, expenses or taxes)	26.46%	0.42%	–1.25%

Current performance of the Fund’s shares may be higher or lower than that shown above.

After-tax returns have not been shown because they are not relevant since Fund shares currently are held only through insurance company separate accounts.

PORTFOLIO MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	Susan Kempler	Thomas M. Franks CFA
Title:	Managing Director (Lead Portfolio Manager)	Managing Director
Experience on Fund:	since 2005	since 2010

PURCHASE AND SALE OF FUND SHARES

Please contact the insurance company that issued your variable product for more information on the purchase and sale of Fund shares.

TAX INFORMATION

Because the only shareholders of the Fund are the insurance companies offering the variable annuity and life insurance contracts, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchases of a variable annuity or life insurance contract are described in the prospectus for such contracts.

PAYMENTS TO INSURANCE COMPANIES AND BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARY COMPENSATION

The Fund is only available as an underlying investment for variable life insurance and variable annuity contracts. The Fund and its distributor (and their related companies) may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a

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factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments.

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